BUYER FURNISHED EQUIPMENT VARIABLES

                                             between

                                       THE BOEING COMPANY

                                               and

                                    American Trans Air, Inc.


                   Supplemental Exhibit BFE1 to Purchase Agreement Number 2285




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                               BUYER FURNISHED EQUIPMENT VARIABLES

                                           relating to

                                  BOEING MODEL 757-33N AIRCRAFT


This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.       SUPPLIER SELECTION.
         ------------------

         Customer will:

     1.1 Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:



Galley System                                            JULY 24, 2000


Galley Inserts                                           JULY 24, 2000


Seats (passenger)                                             COMPLETE


Overhead & Audio System                                       COMPLETE


Miscellaneous Emergency Equipment                        JULY 24, 2000


Cargo Handling Systems*                                       COMPLETE


* For a previously certified system



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2.       ON-DOCK DATES

 On or before October, 2000, Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

                            PRELIMINARY ON-DOCK DATES

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